Discontinued Operations (Details)	12 Months Ended
Dec. 31, 2020
Discontinued Operations (Details) [Line Items]
Vehicle preparation operating description	Imperial Cars operated from 18 retail dealership locations in the UK. Imperial Cars offered approximately 2,500 nearly new and used cars, supported by 14 service centers and two vehicle preparation centers.
Cazoo Customer Centers [Member]
Discontinued Operations (Details) [Line Items]
Vehicle preparation operating description	The Group acquired Imperial Cars in order to obtain its infrastructure and properties, including Imperial Cars’ main refurbishment facility with the capacity to recondition up to 50,000 cars per year, rather than to continue Imperial Cars’ physical retailing operation. Two months after the acquisition, the Imperial Cars onsite dealership business ceased operations. Eleven of the existing dealerships were converted to Cazoo Customer Centers in order to align with the Group’s online strategy.